Exhibit 10.10

Director’s Acceptance Letter

To:	Energys Group Limited	(the “Company”)
Franklyn House, Daux Road
Billingshurst, West Sussex
RH149SJ
United Kingdom
Attention:	Kevin Cox, CEO
Date:	August 7, 2023

I hereby accept and agree to my appointment or election as a director of the Company effective upon the Company’s Registration Statement relative to its initial public offering being declared effective by the United States Securities and Exchange Commission.

I designate the following telephone and facsimile numbers and e-mail address for service of notice of all directors’ meetings. Notice by telephone or facsimile to either of the said numbers or electronic mail to the stated e-mail address will constitute good and sufficient notice to myself and I agree to advise you of any change in these particulars:

Tel:	+ 44 (0)7876 390862
Fax:
E-mail address:	denjones123@icloud.com

I hereby authorise you to enter my name and address in the Register of Directors and Officers of the Company as follows:

Name:	Dennis Gareth Jones
Address:	Birbeck House, Highfield Park, Marlow, Buckinghamshire SL7 2DE, UK

Yours faithfully,